Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Prosper Marketplace, Inc.

221 Main Street, 3rd Floor,

San Francisco, California 94105

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Prosper Marketplace, Inc. (the “Company”, as the engaging party) and Goldman Sachs & Co. LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of a sample of collateral assets to be included in Prosper Credit Card 2026-1 Issuer LLC (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of certain attributes of the collateral assets to be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 credit card receivables (“Receivables”), which the Specified Parties instructed us to select randomly from the pool of assets to be sold as part of the Transaction in the Sample Receivables Data Tape (as defined below).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

www.pwc.com/us	PricewaterhouseCoopers LLP 655 New York Avenue NW, Washington, District of Columbia 20001 (201) 408 5748

Report of Independent Accountants on Applying Agreed-Upon Procedures

Prosper Credit Card 2026-1 Issuer LLC

July 30, 2026

•	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	the existence of the assets or collateral securing such assets;

•	the rights of any party including, the Specified Parties, the Responsible Party, or the Transaction have to the assets or collateral securing such assets or any obligations on those assets or collateral securing such assets;

•	the value of collateral securing such assets; and

•	the compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	the interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	the reasonableness of any of the assumptions provided by the Responsible Party; and

•	the adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of Receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The following definitions were adopted in presenting our procedures and findings:

●	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

●	The phrase “Cut-off Date” refers to June 30, 2026.

●	The phrase “Sample Receivables” refers to a sample of 150 Receivables, which were randomly selected by PwC from the Sample Receivables Data Tape (as defined below) provided by the Company. We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Sample Receivables Data Tape based on the sample size and results of the procedures performed.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Prosper Credit Card 2026-1 Issuer LLC

July 30, 2026

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and documents related to the Sample Receivables:

●	An excel file (the “Sample Receivables Data Tape”) listing of 169,266 Receivables, provided to us, on July 16, 2026 which the Company represents as containing all Receivables be included in the Transaction and includes certain attributes related to each Receivable in the Transaction as of the Cut-off Date.

●	A PDF file (“Monthly Statement”), which refers to a monthly statement for each Sample Receivable as of June 2026. Our comparisons with respect to the Sample Receivables were made using electronic versions of each Monthly Statement.

●	An excel file (the “Servicer System File”) containing Account Open Date and Origination FICO Score for each Sample Receivable, which the Company represents is an extraction from their servicing system as of June 30, 2026.

●	Servicing System screenshots from the Company’s servicing system database for the Sample Receivables containing the following information:

○	For 6 Sample Receivables #37, #81, #83, #89, #119, and #131, screenshots from the Company’s FiServ system showing the original address state for the Sample Receivables (“Account Holder Information Screenshot”).

○	For 8 Sample Receivables #11, #55, #58, #108, #119, #121, #148 and #149, screenshots from the Company’s FiServ showing an updated credit limit for the Sample Receivables (“Credit Limit Change Screenshots”).

○	For 6 Sample Receivables #3, #16, #18, #26, #52 and #97, screenshots from the Company’s FiServ system showing the updated Annual Percentage Rate for the Sample Receivables (“APR Screenshots”).

II.	Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables included within the Sample Receivables Data Tape and reported any findings therefrom. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Prosper Credit Card 2026-1 Issuer LLC

July 30, 2026

A.	For each Sample Receivable, we compared the following attributes specified in the table below (“Attributes”), as set forth in the Sample Receivables Data Tape, to the corresponding information contained in the document as identified in the “Source” column and noted no exceptions.

#	Attribute	Field name on Sample Receivables Data Tape	Source
1	Account Number	AccountID	For information purposes only
2	State of Residence	Origination State	Monthly Statement or Account Holder Information Screenshot, as applicable
3	Annual Percentage Rate (APR)	Standard Purchase APR at Month End	Monthly Statement or APR Screenshots, as applicable
4	Credit Limit Amount	Credit Limit at Month End	Monthly Statement or Credit Limit Change Screenshots, as applicable
5	Open Date	Account Open Date	Servicer System File
6	Original FICO Score	Origination FICO Score	Servicer System File

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of a sample of collateral assets to be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

Report of Independent Accountants on Applying Agreed-Upon Procedures

Prosper Credit Card 2026-1 Issuer LLC

July 30, 2026

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

July 30, 2026

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